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Hess Corporation
(Name of Registrant as Specified In Its Charter)

Elliott Associates, L.P.

Elliott International, L.P.

Paul E. Singer

Elliott Capital Advisors, L.P.

Elliott Special GP, LLC

Braxton Associates, Inc.

Elliott Asset Management LLC

The Liverpool Limited Partnership

Liverpool Associates Ltd.

Elliott International Capital Advisors Inc.

Hambledon, Inc.

Elliott Management Corporation

Rodney F. Chase

Harvey Golub

Karl F. Kurz

David McManus

Marshall D. Smith

William B. Berry

Jonathan R. Macey

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The presentation attached hereto as Exhibit 1 may be provided to stockholders of Hess Corporation (the “Company”) by Elliott Associates, L.P. and Elliott International, L.P. (collectively, “Elliott”). This presentation is being filed by Elliott in HTML format and PDF format as a convenience for readers.

Elliott Management’s Perspectives: Accountability Needed to Recoup Shareholder Value March 2013 www.ReassessHess.com H

Elliott Associates, L.P. and Elliott International, L.P. (“Elliott”) intend to make a filing with the Securities and Exchange Commission of a proxy statement and an accompanying proxy card to be used to solicit proxies in connection with the 2013 Annual Meeting of Stockholders (including any adjournments or postponements thereof or any special meeting that may be called in lieu thereof) (the “2013 Annual Meeting”) of Hess Corporation (the “Company”). Information relating to the participants in such proxy solicitation has been included in materials filed on January 29, 2013 by Elliott with the Securities and Exchange Commission pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended. Stockholders are advised to read the definitive proxy statement and other documents related to the solicitation of stockholders of the Company for use at the 2013 Annual Meeting when they become available because they will contain important information, including additional information relating to the participants in such proxy solicitation. When completed and available, Elliott's definitive proxy statement and a form of proxy will be mailed to stockholders of the Company. These materials and other materials filed by Elliott in connection with the solicitation of proxies will be available at no charge at the Securities and Exchange Commission's website at www.sec.gov. The definitive proxy statement (when available) and other relevant documents filed by Elliott with the Securities and Exchange Commission will also be available, without charge, by directing a request to Elliott’s proxy solicitor, Okapi Partners, at its toll-free number (877) 796-5274 or via email at info@okapipartners.com. Cautionary Statement Regarding Forward-Looking Statements The information herein contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “seeks,” “could” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Our forward-looking statements are based on our current intent, belief, expectations, estimates and projections regarding the Company and projections regarding the industry in which it operates. These statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to differ materially. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Additional Information [ 1 ]

(1) Speech at FT Chicago Conference, May 2000 Speech “I think we have to start by remembering that the basic requirement for any business hasn't changed. The fundamental test of success and sustainability is performance - the delivery of real results, quarter by quarter, year by year against promises”(1) Rodney Chase, Shareholder Nominee Former Deputy CEO BP, May 2000 [ 2 ]

I. Executive Summary

Hess Intrinsic Value $128 per Share But Accountability Needed

- **Shareholders recognize the stock price potential and the need for accountability**
  - Since Elliott involvement made public, stock has outperformed by 18%[1]—creating an additional $3.5 billion in market capitalization
  - Shareholders want accountability: history of withholding votes on directors, objecting to Say on Pay, and trying to de-stagger board
- **Hess has underperformed by (460)% over CEO's tenure due to mismanagement and poor capital allocation**
  - Unfocused portfolio resulting in severe discount to intrinsic value
  - Mismanagement of premier Bakken asset continues today
  - Cash flow from conventional assets spent on failed exploration resulting in $4 billion loss, program continues today
  - Endless ineffective restructurings that led Goldman Sachs to ask: "Will Perpetual Restructuring Mode Ever End?"
- **Board and management do not want to be accountable to shareholders**
  - Seek validation from past 6 months of stock performance, despite CEO's 17 year tenure
  - Avoid change by constructing false excuses, such as strategic benefits, "synergies", tax inefficiencies, and funding questions
  - Contradict earlier statements and actions (eg Sam Nunn's August appointment) by insisting latest announcements part of "5" year plan
  - Hide behind Wall Street valuations that reflect Hess management mediocrity, when only 2 years ago targets were $100 / share
  - Hand pick nominees willing to Rubber Stamp status quo. Board selects Hess family trust executor as Lead "Independent" Director
- **Great Directors + Great Assets = Tremendous potential to recoup shareholder value**
  - Premier assets with good market benchmarks: top Bakken position & Crown Jewel conventional assets
  - Elect five truly independent, highly qualified executives with significant, relevant experience to evaluate all options to maximize shareholder returns, including creating manageable enterprises accountable to shareholders:
    - Hess Resource Co: Bakken flagship asset with MLP dropdown of midstream assets
    - Hess International: Long-life, oil-weighted, high cash-flowing assets with ready market if board wishes to high-grade portfolio

Substantial Change Delivered Could Realize $128 / share for Shareholders[2]

[4]

1. Outperformance from 1/25/13 to 3/8/13 versus Revised proxy peers, see slide 5
2. See slides 13 and 14

Unrelenting Underperformance Elliott begins to accumulate substantial amount of stock Elliott’s intent to nominate directors announced Announcement of latest strategic plan that started 3 years ago Relative Performance(3) Hess Over (Under) Performance(4) “You can't judge us on a one-year basis. You have to do it over the long term.” - John Hess, January 2010(2) “Since July 24, 2012, the last day of trading before we announced our updated strategy, Hess shares have increased” - John Hess, January 28 2013(1) Despite highest oil weighting of any peer and material position in the Bakken, leading US oil play [ 5 ] 50 60 70 80 90 100 110 120 25 - Jan - 10 25 - Jul - 10 25 - Jan - 11 25 - Jul - 11 25 - Jan - 12 25 - Jul - 12 25 - Jan - 13 John Hess Tenure 17 Years 5-Year 4-Year 3-Year 2-Year 1-Year vs Proxy Peers (333)% (31)% (43)% (29)% (40)% (17)% vs Revised Proxy Peers (460)% (45)% (63)% (44)% (47)% (20)% vs Bakken Operators NA (263)% (984)% (184)% (70)% (16)% vs XLE NA (31)% (57)% (43)% (44)% (20)% vs XOP NA (39)% (81)% (52)% (39)% (15)%

Unchecked Due to Lack of Accountability

Accountability?	...Not at Hess	
Credibility with Shareholders	✗	• Materially underperform peers then go on to **deny** by pointing to last 6 months of stock performance • **Contradict** earlier actions by alleging recent announcements part of long standing "5" year plan • Construct **false excuses** such as tax, funding, and "synergies" to avoid change • **Mislead** investors about costs in Bakken by comparing different completion techniques • **Claim epiphany on governance** started in August 2012: • But in August 2012 added **Sam Nunn**—a former elected legislator with no oil & gas operating experience and questionable independence—then in March 2013 cut him loose
Independent Oversight	✗	• Nominees **Rubber Stamp** "5" year plan before having joined the board • **Lead Independent Director**, John Mullin III, is **joint-executor** of Hess family estate • **$30+mm** paid **to current directors** over John Hess's tenure despite **460% underperformance** • Long standing **Hess family relationships** with numerous board members
Reasonable Tenure	✗	• **14 year** tenure is the average for directors not up for election in 2013 • **17 year** tenure is the average term of a non-management director at retirement while John Hess CEO
Annually Accountable	✗	• **John Hess likely blocked de-staggering of board** in 2008. How will he vote this year? • **Staggered** board with 14 directors • Over **90%** of outside shareholders **voted three different times to de-stagger**
Pay for Performance	✗	• **$32mm** awarded to Management in 2012 despite **underperforming peers by 10%** • **427th out of 450** S&P 500 companies in Say on Pay opposition • **149th out of 156** Energy companies in Say on Pay opposition • Awards announced in **March 2013** show continued willingness to **pay for underperformance**

[6]

Sources: Company Filings, Bloomberg
See citations throughout presentation

Unending and Ineffective Restructurings

HESS

"Will perpetual restructuring mode ever end?"
- Goldman Sachs, October 2003[1]

Span of Announced Restructuring



1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

	1996 to 1999 "Repositioning"	2001 to 2003 "Reshaping"	2001 to 2006 Continued "Reshaping"	2008 to 2010 "Rebalancing"	2001 to 2010 "Restructuring"	2009 to 2014 "Important Change"	2010 to ? "Multiyear Transformation"
Promises	"After **more than 3 years** of aggressively repositioning its asset base and slashing costs, we expect Amerada Hess will finally deliver…" - Lehman, **May 1999[2]**	"We have done a lot of work the **last two years** to reshape our portfolio… **It's starting to stabilize.**" - John Hess, **October 2003[3]**	"Over the **last five years** our company has done a lot of work to reshape our portfolio… We're starting to deliver a consistent track record of performance." - John Hess, **September 2006[4]**	"So **about two years ago**, we really started to push a more balanced approach between accessing unconventional… to balance the high impact exploration program.." - John Hess, **November 2010[5]**	"We have done a lot of work over the **last 10 years to restructure** our own Company significantly…" - John Hess, **July 2011[6]**	"…important change for Hess… This change essentially **began in 2009 and should be largely complete in 2014**." - John Hess, **July 2012[7]**	"We would note that our current board is comprised of highly accomplished directors who deserve credit for initiating the **multiyear transformation** that **started in 2010 and that continues today.**" - Jon Pepper, Hess spokesman, **February 2013[8]**
Results[9]	(21)%	(24)%	(87)%	(17)%	(167)%	(63)%	(29)%

Source: Company transcripts, Wall St. Research
1. Goldman Sachs, October 14, 2003
2. Lehman Brothers, May 28, 1999
3. Hess 3Q 2003 Earnings Call
4. Lehman Brothers Conference, September 2006
5. BAML Conference, November 2010
6. Hess 2Q11 Earnings Call
7. Hess 2Q12 Earnings Call
8. Bloomberg: "Hess Tangled Family Ties Targeted in Shareholder Revolt", February 27, 2013
9. Underperformance vs. Revised Proxy Peers; calculated over period referred to in quote

[7]

Unresponsive to Value Enhancing Ideas; History of False Excuses Value Enhancing Idea Jan 2013 Hess Excuses Brand is valuable for upstream Reality Spin-off Retail Sell Marketing Business Marketing useful if we ever discover natural gas Oil & gas are commodities; marketing adds no value to “eventual” natural gas discoveries Oil & gas are commodities; brand adds no value to upstream Monetize Midstream in MLP Don’t Combine Conventional and Unconventional Assets Create Bakken Standalone Time not right yet Conventional funded unconventional Tax inefficiency and funding inability MLP capital markets are open today and offer unprecedented low cost of capital(1) Other operators with early stage assets have taken advantage of MLP cost of capital through partial drop-downs or developing assets inside MLP(2) Hess conventional extra cash flow funded exploration and refining failures, not the Bakken Hess issued more debt, issued comparable equity, and sold more assets than pure play Continental to develop Bakken Hess Bakken & Utica should be tax-paying in near-term - value of using deductions today vs tomorrow is minimal(3) Bakken operators have negative FCF and easily access credit markets (Continental notes yield less than 4.0%)(4) Hess Continuing Excuses [ 8 ]

90+% of outside shareholders voted to declassify the Hess board in 3 separate votes Charter/bylaws require 80% of outstanding. In 2008, board recommended for de-staggering: 246mm shares voted to de-stagger 76% of outstanding shares 87% of voting shares 37 mm shares voted against declassification (John Hess controlled 37mm shares) Did John Hess vote against his board’s recommendation and against declassification? Shareholders are Frustrated Withholding votes on directors % of Total Shares Voted for Declassification(3) Trying to de-stagger board Objecting via Say on Pay Most Recent Votes Withheld From Directors(1) 39%, 39% and 33% of votes withheld against Brady, Kean and Olson, respectively(1) 14%, 14%, and 14% of votes withheld against Holiday, Bodman, and von Metzsch(1) For context, in 2012 the average percentage of votes withheld from a nominee in a non-contested S&P 500 election was 3.7%(2) Only 51% support on Hess Say on Pay(4) 427th out of 450 in S&P 500(5) 149th out of 156 Energy companies(5) Average S&P 500 support for “Say on Pay” votes in 2012 was 87%(5) Hess’s cumulative CEO compensation over the past 5 years ranks in the 73rd percentile relative to peers, while total shareholder returns over the same 5 year period rank in the 20th percentile(6) [ 9 ] Brady Kean Olson Holiday Bodman Von Metzsch 2010 2011 2012 0% 10% 20% 30% 40% 50% 0% 20% 40% 60% 80% 100% 2007 2008 2012 40% 60% 80% 100% Hess Energy Companies S&P 500

 (40+)% underperformance over the last 2 years and (460)% over the last 17 $4 billion (20% of market capitalization) lost in exploration Substantial operational missteps in development of the Bakken Nearly no return of capital over past decade despite oil price quadrupling Selecting a 14th director in August 2012 with no oil & gas operating experience and questionable independence amidst plummeting stock price and continued shareholder dissatisfaction And then denying accountability for any of the above in March 2013 Hess Needs Substantial Change and Accountability After [ 10 ]

Hess Needs Directors That Are Independent

Management Nominees: Rubber Stamp?

"These **independent** directors agreed to join our board, **because they believe in our outstanding plan**, and **they recognize that our plan is the right plan** for all of our shareholders."

"We have had **this strategic transformation**, as my remarks noted, **underway, really going back…since I became Chairman**…In fact, Elliott got on the train after it really left the station…This is a **culmination** of a multi year strategy…"

-John Hess,
March 4th 2013(1)

Shareholder Nominees: Independent

"While this letter presents Elliott's perspectives, **Shareholder Nominees will form their own, independent views** on the Company, its assets, and its strategy. These five accomplished individuals bring deep knowledge and experience in areas that are severely lacking in the existing board."

-Elliott Letter to Shareholders,
January 29th 2013(2)

Source: Company transcripts
1. Business update call March 4, 2013
2. Elliott Letter to Shareholders January 29, 2013

[11]

Great Value-Creating Independent Directors

HESS

Experience Hess Needs



Rodney Chase

Role	Experience	Experience Hess Needs	
Former **Deputy Group Chief Executive, BP** Former **Chairman/CEO of BP America, CEO of E&P**	• Direct experience **managing every major business** at global integrated energy company • Significant public oil & gas corporate board experience	• Restructuring • Conventional E&P	• Midstream • Public Board



Harvey Golub

Role	Experience	Experience Hess Needs	
Former **Chairman & CEO, American Express** Former **Non-Executive Chairman, AIG**	• Mr. Golub's refocusing of American Express in the 1990s has been called "**one of the most impressive turnarounds of a large public corporation in history**"(1) and led to over **750% share price appreciation** during his tenure	• Restructuring	• Public Board



Karl F. Kurz

Role	Experience	Experience Hess Needs	
Former **COO, Anadarko Petroleum**	• Helped lead **major transformation at a large independent E&P**: top-tier exploration capability, capital discipline and operational focus • Managed Anadarko's **onshore unconventionals** as SVP of US Onshore • Led midstream and marketing operations as VP of Marketing	• Restructuring • Conventional E&P • Midstream	• Unconventional E&P • Public Board



David McManus

Role	Experience	Experience Hess Needs	
Former **EVP, Pioneer Natural Resources** Former **EVP at BG**, Former **President of ARCO Europe**	• Oversaw **value accretive divestiture** of Pioneer's international portfolio • Presented substantial divestiture program to board and **executed** • Evaluated both IPO in London and outright sale - **pursued value maximizing path**	• Restructuring • Conventional E&P	• Public Board



Marshall D. (Mark) Smith

Role	Experience	Experience Hess Needs	
Current **SVP & CFO, Ultra Petroleum**	• Manages **lowest-cost operator** in resource play environment • Monetized midstream assets via accretive REIT deal while **maintaining strategic control** • Direct experience dealing with high-cost operator in resource play JV	• Conventional E&P • Midstream	• Unconventional E&P

[12]

1. Salomon Smith Barney 4/13/1999

(5) (6) Great Assets = $39 to $50 billion in Value / $96 to 128 per Share(1) Conventionals Large, un-replicable and highly desirable position in core of premier US oil resource play W.D. Von Gonten study concluded Hess has higher per acre value and is very comparable to CLR in absolute value(3) Additional core position in Utica shale, promising emerging liquids play Extensive acreage located in core liquids-rich zone Long-life, oil-weighted reserves in “crown jewel” assets and favorable oil-linked gas assets in Southeast Asia Valhall (Norway), Shenzi (GOM), Ceiba & Okume (Equatorial Guinea), JDA (Malaysia-Thailand) Highly desirable asset base to numerous parties Saleable downstream businesses – upside potential from unlocking working capital 1,360 retail stations 20 petroleum terminals Energy marketing & distribution Gas fired power plants Valuable midstream infrastructure in Bakken Tioga gas plant (ultimate capacity of 250mmcf/d) – Wall St expects $200mm of annual cash flow(7) Bakken rail terminal with capacity of 54,000 bbl/d generating average $14+ uplift per bbl through the third quarter – results in $285mm annualized(8) Bakken Value Continues to Increase(2) TEV ~$13.0 billion to $ 14.4 billion Wall St. NAV Average of Elliott TEV(4) TEV ~$21.4 billion to $30.2 billion Wall St. NAV Exceeds Elliott TEV(9) Wall St. NAV Exceeds Elliott TEV(9) TEV ~$2.0 billion to $2.5 billion TEV ~$3.1 billion to $3.5 billion Midstream Downstream Elliott Estimates(1) [ 13 ] $0 $10 $20 $30 $40 Elliott Low: Average Elliott High: Wood Mackenzie Sell - Side Rystad $billions $0 $1 $2 $3 $4 $5 Elliott Low Elliott High Average Sell - Side $billions $80 $82 $84 $86 $88 $90 $92 25 - Jan 1 - Feb 8 - Feb 15 - Feb 22 - Feb 1 - Mar 8 - Mar $0 $1 $2 $3 Elliott Low Elliott High Average Sell - Side $billions

Tremendous Potential for Increase in Share Price

HESS

Instead of an opaque, unmanageable conglomerate

Unconventional
- 725,000 net acres in the Bakken
- 177,000 net acres in the Utica Shale
- 45,000 net acres in the Eagle Ford

Global Offshore and Other Conventional
- Long-life, oil-weighted reserves in "crown jewel" assets including Shenzi (GOM), Valhall (Norway), Ceiba & Okume (Equatorial Guinea)
- Favorable gas assets in Southeast Asia including JDA & Natuna Sea Block

Midstream
- Valuable Bakken infrastructure including Tioga gas plant and Bakken rail terminal

Downstream & No-Stream
- Miscellaneous businesses - many with capital tied up at low rates of return

Unlock great companies that will be accountable to shareholders

Create Hess Resource Co.

Bakken, Eagle Ford and Utica with dropdown of midstream assets

TEV = $13.0 to $14.4 billion(1)

Create Hess International

Focus remaining conventional portfolio on core areas of competitive advantage through divestiture of non-core assets

TEV = $21.4 to $30.2 billion(1)

Monetize resource play infrastructure

TEV = $2.0 to $2.5 billion(1)

Divest downstream assets

TEV = $3.1 to $3.5 billion(1)

Hess's March promises *(if delivered)* affect less than 10% of potential share uplift (1) over another 2 year period

Share Price = $95.70 to $128.46(1)

TEV = $39 to $50 billion(1)

[14]

Source: Company filings

1. Elliott estimates; Per share values calculated net of debt, cash pro forma for announced/completed transactions (Azerbaijan & UK assets), pension, tax attributes, interest tax shield

II. Lack of Accountability at Hess

Ignored history of underperformance, asking shareholders to only remember last 6 months — and even then excluded dividends to make outperformance look higher Claimed five year transformation long underway, despite opposite claims only weeks ago Announced new Lead Independent Director is John Mullin III — joint executor of Hess estate Insisted search for new directors started in August, despite appointing Sam Nunn in August Misrepresented Bakken well cost data to claim Hess is ahead of its peers Asserted use of Conventional’s cash flow on funding Bakken; failing to mention $4bn in exploration losses and nearly $1bn that went to Hovensa refinery(1) Permitted scant disclosure to continue Talked down value and lowers expectations by hiding behind price targets that reflect mismanagement Hand-picked nominees to Rubber Stamp continuation of status quo [ 16 ] Hess Does Not Want to be Accountable to Shareholders March 4th presentation and subsequent letter from CEO evidenced the board’s disregard for their responsibility to provide oversight of management and accountability to shareholders:

[ 17 ] Despite a 17 year tenure CEO and 13 year Average Tenure Board, Hess Tells Shareholders to Only Remember Last Six Months “Since July 24, 2012, the last day of trading before we announced our updated strategy, Hess shares have increased” - John Hess, January 28 2013(1) 1/25/13 date before Elliott’s intention to nominate directors became public 47% Underperformance(2,4) $9.4bn of Market Cap Foregone(3,4) 5% Outperformance(2,5) $0.7bn of Market Cap Regained(3,5) 11/29/12 date Elliott began to purchase substantial stock Hess showed shareholders 6 month performance charts that ignored dividends (7% difference for MUR alone) 50 60 70 80 90 100 110 120

Hess Tells Shareholders March 4th Announcement Part of a Long Standing Plan

HESS

Really?

So when did this "5" year restructuring begin and end?

2008

Did it start in 2008 ?

"So **about two years ago**, we really started to push a more balanced approach between accessing unconventional hydrocarbon resources, oil and gas, to balance the high impact exploration program..."

- John Hess, **November 2010**[1]

2009

But it has been ongoing since 2001?

"We have done a lot of work over the **last 10 years** to restructure our own Company significantly..."

-John Hess, **July 2011**[2]

2010

No, it started in 2009 and will end in 2014

"This change essentially **began in 2009 and should be largely complete in 2014**."

- John Hess, **July 2012**[3]

2011

Ignore comments from 2010 and 2011

As said in July 2012: five year plan 2009 to 2014

...but completed in 2013

a four year plan that we call a "five" year plan

"On our **July call**, we explained that Hess was in the midst of a **five-year transition... completed by the end of 2013.**"

-John Hess, **January 2013**[4]

2012

What? It began in 2010? We thought it began in 2009? Well, we also used to think it began in 2008...

So is it a three year plan? 2010 - 2013?

Whatever it is, it is multiyear and continues today

"..our current board is comprised of highly accomplished directors who deserve credit for initiating the **multiyear transformation that started in 2010 and that continues today.**"

-Jon Pepper, Hess spokesman, **February 2013**[5]

2013

2014

When will it end?

"the major moves to reshape our portfolio... will have been completed by the **end of 2013.**"
John Hess, January 2013[4]

"we'd say **12 to 18 months [March 2014 to September 2014].**"
John Rielly, SVP & CFO, Hess
March 2013[6]

"...I mean, it's early in the process, but our guidance would be that we'd complete these sales by the **end of 2014.**"
John Rielly, SVP & CFO, Hess
March 2013[6]

"monetization of our Bakken midstream assets expected in **2015.**"
John Hess, March 2013[6]

Source: Company transcripts
1. BAML Conference, November 2010
2. Hess 2Q 2011 Earnings Call
3. Hess 2Q 2012 Earnings Call
4. Hess 4Q 2012 Earnings call, January 30, 2013
5. Bloomberg: "Hess Tangled Family Ties Targeted in Shareholder Revolt", February 27, 2013
6. Business update call March 4, 2013

[18]

If Recent Divestments Have Long Been Part of "5" Year Plan, Why Was Management Defending the Opposite Only Weeks Ago?

HESS

Until March 2013

Hess: Marketing, Retail and Infrastructure long-term strategic

"...the **strategic infrastructure** we have in North Dakota, having control of that adds a lot of value...that's **not something** we would be **interested in MLPing**...Energy **Marketing and Retail Marketing remain a long-term strategic part** of our portfolio that... builds upon our strong brand..."

-John Hess, November 2012[1,3]

"We have a strong brand... it enhances the company from a financial and reputational point of view.... an **energy marketing business... will help us if we find gas** in the Utica...So they're going to be some **strategic** benefits..."

-John Hess, January 2013[2,4]

As of March 4th 2013:

Hess: Marketing, Retail and Infrastructure should be monetized

"...monetization of our Bakken midstream assets expected in 2015...We have had this strategic transformation underway really... predominately when we started to build out our Bakken position in 2010. So **this is not something that just happened overnight**..."

-John Hess, March 2013[5]

"...in terms of pursuing strategic options to maximize value, be it the retail marketing business or energy marketing business, we are evaluating several options to monetize these businesses to maximize shareholder value. And we are **just starting that process.**"

-John Rielly, SVP & CFO, March 2013[5]

Source: Company transcripts
1. 3Q 2012 Earnings call, November 2, 2012
2. 4Q 2012 Earnings call January 30, 2013
3. Elliott view: Oil & gas are commodities - they don't require branding
4. Elliott view: Oil & gas are commodities - they don't require controlled distribution
5. Business update call March 4, 2013

[19]

Why Are "Independent" Nominees Signing Off On This "5" Year Plan Before They Have Sat as Directors and Thoroughly Evaluated All Options?

HESS

Management Nominees: Rubber Stamp?

"These **independent** directors agreed to join our board, **because they believe in our outstanding plan**, and **they recognize that our plan is the right plan** for all of our shareholders."

"We have had **this strategic transformation**, as my remarks noted, **underway, really going back…since I became Chairman**…In fact, Elliott got on the train after it really left the station…This is a **culmination** of a multi year strategy…"

-John Hess,

March 4th 2013(1)

Shareholder Nominees: Independent

"While this letter presents Elliott's perspectives, **Shareholder Nominees will form their own, independent views** on the Company, its assets, and its strategy. These five accomplished individuals bring deep knowledge and experience in areas that are severely lacking in the existing board."

-Elliott Letter to Shareholders,

January 29th 2013(2)

Source: Company transcripts
1. Business update call March 4, 2013
2. Elliott Letter to Shareholders January 29, 2013

[20]

Nicholas Brady [ 21 ] Hess’s Boardroom Deems This Appropriate On March 4th Hess announced the appointment of a new lead “independent” director John Mullin III Former Lead Independent Director New Lead Independent Director Although documents have not yet been filed with NY Courts(1), Hess disclosed that John Mullin is no longer an estate executor Does Hess think that washes clean John Mullin’s relationship with the Hess family? Such closeness ought to be inappropriate for board membership, let alone lead directorship Does the board believe it is meeting its obligations to shareholders? Lead Independent Director AND Joint-Executor, Hess estate Lead Independent Director AND Joint-Executor, Hess estate Source: Company filings As of March 12, 2013, Surrogate’s Court of the State of New York, New York County had not received, nor had a judge approved, paperwork releasing John Mullin III from his role as trustee of the Hess estate

[ 22 ] How Can Hess Insist Search for New Directors Started in August, When Exploration value destruction(2) Out of control well-costs(1) Plummeting stock price Independence ? John Hess is Trustee of think-tank where Nunn is Chairman 0% for Hess ?!?! Board with 0 independent oil & gas operating experience + Board with the least truly independent directors among peers(4) Background ? Distinguished Senator with focus on nuclear nonproliferation Hess Peer Average(3) Peer Average March 2013 Sam Nunn Steps Down Industry Experience X No oil & gas operating experience In August, in the face of: Hess added Sam Nunn as 14th director (4) 40 45 50 55 60 65 70 75 80 85 90 (25%) (15%) (5%) 5% 15% 25% APC NBL STO APA RDS TOT MUR BP OXY CVX XOM TLM COP MRO HES Value Creation from Exploration 0% 5% 10% 15% 20% 25% 30% 35% Oil & Gas Operating Experience

Disingenuous for Hess to Claim it is a Low Cost Bakken Operator; Like for Like, Hess Remains Higher Cost

HESS

Plug and Perf Completion Design[1]

Hess well costs 39% above Continental

1H'12 drilling the same type of well



$13.0
$12.5
$12.0
$11.5
$11.0
$10.5
$10.0
$9.5
$9.0
$8.5
$8.0
$7.5
$7.0
$million per well
+39%
Continental
HESS

"In the first half of the year, we transitioned from a higher cost 38-stage hybrid completion design to a lower cost sliding sleeve design."

– Greg Hill, President Hess, January 2013[3]

Sliding Sleeve Completion Design[2]

Hess well costs 17% to 38% above Whiting

4Q'12 drilling the same type of well:



$9.5
$9.0
$8.5
$8.0
$7.5
$7.0
$6.5
$6.0
+38%
+17%
WHITING
Sanish Only
WHITING
HESS

	Continental	HESS
Frac Method	Plug & Perf	Plug & Perf
Proppant[4]	60% Sand, 40% Ceramic	40% to 50% Sand, remainder Ceramic
Rigs	20	**16**
% Pad Drilling	30%	**?**

	WHITING Sanish Only	WHITING	HESS
Frac Method	Sliding Sleeve	Sliding Sleeve	Sliding Sleeve
Proppant[4]	**100% Sand**	Range of 70% to 100% Sand, remainder Ceramic	**95+% Sand**
Rigs	6	20	**14**
% Pad Drilling	100%	50%	**~95%**

Sources: Public company filings, corporate presentations, earnings call transcripts and North Dakota Industrial Commission data
1. 1Q and 2Q earnings transcripts and presentations
2. 4Q earnings transcripts and presentations
3. Hess 4Q earnings call
4. Data from North Dakota Industrial Commission

[23]

Hess Claims Conglomerate Funded Bakken Opportunity; Instead It Made a Mess of It

HESS

"…our conventional portfolio generate[s] the cash needed to fund the unconventional growth that we have in the Bakken and the Utica."

- John Hess, Chairman & CEO Hess, January 2013[1]

2009-2012	Hess[2] (Conglomerate)	Continental[3] (Pure Play)	Reality
			Management unaware how business funds itself
Increase in Bakken Production	~55,000 boe/d	~56,700 boe/d	Despite similar production growth, and acquiring 72% fewer acres
Increase in Bakken Net Acreage	~155,000	~560,000	
Capital Expenditures	**$5.4bn**	**$4.6bn**	…Hess spent **44% more capital**…
Infrastructure Spend	$1.2bn		
Acquisitions	$1.8bn	$1.2bn	
Total	**$8.4bn**	**$5.8bn**	
Debt Issued	**$4.2bn**	**$3.1bn**	… and issued more debt, issued comparable equity, sold more assets
Equity Issued	$0.7bn	$1.0bn	
Asset Sales	$1.5bn	$0.3bn	
Total	**$6.4bn**	**$4.4bn**	
Bakken EBITDA Generated[4]	**$2.4bn**	**$2.5bn**	
Total Return	**1%**	**255%**	Shareholders have not seen the same benefit
Change in Market Capitalization	**+$0.6bn**	**+ $10.1bn**	

Hess conglomerate structure has yielded cost overruns, operational hiccups, and an affinity for overbuilding

Pure play (CLR) achieved similar production growth and acquired more acres at lower cost and greater benefit

Sources: Company Filings, Earnings Transcripts, Bloomberg, CapIQ
1. Hess 4Q2012 Earnings call, January 30, 2013
2. Hess company filings, earnings transcripts
3. Continental company filings, earnings call transcripts
4. Elliott estimate based on average of OAS, KOG and NOG EBITDA before G&A per BOE less CLR G&A per BOE for each period; excludes impact of infrastructure

[24]

 Not to shareholders [ 25 ] Where Did Cash From Conventional Assets Go? 2002-2012 Cash Return as % of Current Market Cap(1) Cash Spent 2009-2012(4) Exploration $4.3bn Acquisitions of Conventional $1.9bn Downstream Spending $1.3bn Exploration Value Creation as % of Current Market Cap(2)(3) Instead, cash used on 92% 89% 76% 75% 56% 42% 41% 38% 38% 35% 22% 19% 12% 7% 6% 4% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% BP COP TOT XOM RDSA DVN STL MRO TLM CVX OXY MUR APC APA HES EOG (30%) (20%) (10%) 0% 10% 20% 30% 40% APC NBL STO APA RDS TOT MUR BP OXY CVX XOM TLM COP MRO HES Value Creation from Exploration

[ 26 ] With Disclosure Comes Accountability: Hess’s Scant Disclosure Hides Failures What is the total capital spent in Australia? in Ghana? What is the estimated return on this capital? What happened to the $452 million(2) spent on Gulf of Mexico leases on two days in 2008? What is the return on this capital? What is Bakken midstream EBITDA? What is retail EBITDA? What is energy marketing EBITDA? What is terminal EBITDA? What working capital is tied up in non-upstream E&P? What is the return on capital for these businesses including working capital? What is the maximum total balance sheet exposure to HETCO? How much money has corporate proprietary trading (outside of HETCO) lost in the past 3 years? Lack of disclosure allows Management to avoid answering basic questions Number of Analyst Days or Update Calls 2007-2013(1) 0 for Hess ?!?! Number of Pages in Most Detailed Presentation in Past Year(1) No Analyst Day for nearly 7 years 0 1 2 3 4 5 6 7 8 Hess Proxy Peers Revised Proxy Peers 20 40 60 80 100 120 Hess Proxy Peers Revised Proxy Peers

[ 27 ] And What is Going on with Hess’s Hedging? With HETCO? With Prop Trading? Why Does Prop Trading Even Exist at Corporate? Hess’s cumulative realized hedging losses since 2002 equivalent to 9% of E&P Revenues Over the same period, peers(2) realized cumulative gains equal to 1% of E&P revenues Realized Hedging Performance 2002-2012(1) You may ask: “what is proprietary trading? And what is it doing at Hess?” We would answer: “No idea from disclosures” Proprietary trading is separate and in addition to HETCO, Hess’s hedge fund Hess has promised to sell HETCO, will it also shut down proprietary trading? Implied Prop Trading Losses 2009-2012(3) In the last decade, Hess has lost $6.7bn through hedging Disclosure suggests an additional ~$400mm in “proprietary trading” losses since 2009(3) or very high operating costs at HETCO or? Why do shareholders have to guess? Source: Company filings Pre-tax gains/losses on commodity derivatives Revised Proxy Peers who engage in hedging for upstream business including Anadarko, Apache, EOG, Marathon and Noble 10K (pg. 74) groups together 100% of trading revenues for HETCO and corporate proprietary trading. 10K (pg. 28) also groups together 100% of net income for proprietary trading and 50% of income from HETCO. Using corporate effective tax rate, this implies losses at corporate proprietary trading. 2009 is first year disclosure includes revenues. Why does Hess group these together rather than clearly showing what is going on at each group? ($1,800) ($1,600) ($1,400) ($1,200) ($1,000) ($800) ($600) ($400) ($200) $0 2002 2004 2006 2008 2010 2012 $ millions ($160) ($140) ($120) ($100) ($80) ($60) ($40) ($20) $0 2009 2010 2011 2012 $ millions

Hess Average Sell-side Target Price [ 28 ] Hess Hides Behind Price Targets That Price in Management Mediocrity Two years ago, Hess’s price target was $100 / share Poor execution drove that price target down 35% to $65 / share prior to Elliott’s public involvement Specter of accountability pushing change at Hess increased the target price by 20% to $ 78 / share No material change to quality of assets. Management and Board have no excuse to lower the bar Over same time period, majority of Peer price targets have risen Hess cannot excuse this away Potential for accountability to shareholders resulting in value enhancing actions lifts price target Production misses and CapEx overruns drove price target down Hess’s recent presentation points to Wall Street price targets as justification that nothing is wrong Yet these targets merely reflect Hess’s poor execution Source: Bloomberg May 2011 March 8, 2013 (1) (2) $100 $65 $78 $96 $128 $60 $70 $80 $90 $100 $110 $120 $130 $140 Nearly 2 Years Ago 25 - Jan - 13 Today Elliott Low Case Elliott High Case

[ 29 ] Constructing stock charts focused on the last 6 months and excluding dividends? Announcing perpetual restructurings without effecting material change? Entrenched behind a staggered board with persistent corporate governance malpractice? Misrepresenting Bakken well cost data to claim it is low cost operator? Ignoring capital allocation failures by claiming that Conventional assets funded the Bakken? Avoiding disclosure that is comparable to its peers? Pointing to low price targets as validation? Why is Hess Hess Does Not Want to be Accountable to Shareholders

[ 30 ] Lack of Accountability Failure to Meet Promises to Shareholders “the most important part on our financial strategy is, obviously, ultimately, we want to build a company to have a business that delivers first quartile financial shareholder returns” September 2011(2) “as a potential shareholder or current shareholder you should feel very good about the growth being captured” September 2010(3) “We are proud of our organization's ability to deliver performance and remain confident that our future investment opportunities will create value for our shareholders.” January 2009(4) “We think [high-impact exploration] is the best way to create shareholder value and we've been delivering on that.” February 2008(5) “It should be obvious that we have made a lot of moves with a multi-year strategy to put our company in a position to generate long-term shareholder value, that we look at things for all shareholders benefit.” - John Hess, January 2013(1) Relative Performance(2): (28%) (40%) (75%) (66%) Shareholder Return John Hess “the most important part of our financial strategy is, obviously, ultimately, we want to build a company to have a business that delivers first quartile financial shareholder returns” September 2011(3) “as a potential shareholder or current shareholder you should feel very good about the growth being captured” “We are proud of our organization's ability to deliver performance and remain confident that our future investment opportunities will create value for our shareholders.” “We think [high-impact exploration] is the best way to create shareholder value and we've been delivering on that.” September 2010(4) January 2009(5) February 2008(6) (60%) (30%) 0% 30% 60% February 2008 - November 2012 January 2009 - November 2012 September 2010 - November 2012 September 2011 - November 2012 Hess Revised Proxy Peers

But Buried Within Are Great Assets

Where have Hess's crown jewel assets come from?

Asset	Asset Highlights	Asset Origin

Bakken 	**Large, unreplicable and highly desirable position in core of premier US oil resource play**
	- W.D. Von Gonten study concluded Hess has higher per acre value and is comparable to CLR in absolute value(1)
		1969 Amerada acquisition: legacy predating current management
		- Bakken:
		  - Several hundred thousand acres in heart of Bakken dating to 1950s
		  - Acquired substantial acreage around original position; 300,000 acres acquired determined to be non-core(2)
		- Valhall:
		  - Acquired via the 1969 Amerada merger

Valhall 	**Crown jewel oil asset in Norway with over 40 year life remaining** - Redevelopment recently completed, Valhall expected to grow production from 26mboe/d in 2013 to 75mboe/d and generate significant free cash flow	
Equatorial Guinea 	**Highly profitable, cash-cow oil asset with favorable production sharing contract** - Substantial cash generator beginning to decline - 17% of current Hess pro-forma production	**2001 disastrous acquisition salvaged by dramatic rise of oil** - Acquired Triton for $3.2 billion in 2001; Wrote down by $706 million in 2002 - Since acquisition the price of oil has increased from $25 to over $110 - Acquisition not based on differentiated view on oil price, given Hess's loss of ~$6.7 billion in hedging oil prices over this period
JDA 	**Large, profitable oil-linked gas asset** - Low cost, long life production with long-term production sharing contract through 2029 - Strong RP Ratio despite 17% of current Hess pro-forma production	
Shenzi 	**One of the top fields in the Gulf of Mexico** - A flagship deepwater Gulf of Mexico asset - Continued growth in reserves expected - nearby analogous fields are now estimated to be 3x larger than original estimates	Entered into by current management, **discovered and operated by BHP**

Source: Company filings

1. W. D. Von Gonten & Co. is an industry leading petroleum engineering and geological services consulting firm
2. At its peak, Hess owned "more than 900,000 net acres in the Bakken oil shale play." 2010 10-K; 550,000 to 600,000 net acres considered core; 4Q2012 earnings call

[31]

III. Delivering Accountability at Hess

[ 33 ] [ 33 ] Manageable Enterprises Accountable to Shareholders Great Stewards of Capital Elliott’s Recommendations for Change

[ 34 ] Douglas R. Conant, President & CEO of Campbell Soup Co at CT Partners Board Consultants Annual Award for Outstanding Directorship Ceremony 2010 Warren Buffett, Chairman & CEO Berkshire Hathaway, 1999 Berkshire Hathaway Annual Meeting “Harvey Golub is everything that you would want in a director. And one of the things that I appreciate most about him is that he has always respected the space between the Non-Executive Chairman and the CEO roles. He challenged me. He held me accountable. But he did not try to do my job for me And he has challenged us to sharpen our strategy, and better execute that strategy by holding us to high performance standards. He often tells us, ‘This is what you said you would do. Are you delivering and, if not, why not?’”(1) Douglas Conant, former CEO of Campbell Soup Co, on Harvey Golub, Shareholder Nominee, former Chairman & CEO American Express, September 2009 Warren Buffett: “Harvey Golub has done an absolutely sensational job, and we're probably $4 billion better because of it.”(2)

An Independent, Experienced Slate of Directors to Provide Oversight

Director	Background	Experience	Experience Hess Needs	
 **Rodney Chase**	Former **Deputy Group Chief Executive, BP** Former **Chairman/CEO of BP America, CEO of E&P**	• Direct experience **managing every major business** at global integrated energy company • Significant public oil & gas corporate board experience	• Restructuring • Conventional E&P	• Midstream • Public Board
 **Harvey Golub**	Former **Chairman & CEO, American Express** Former **Non-Executive Chairman, AIG**	• Mr. Golub's refocusing of American Express in the 1990s has been called "**one of the most impressive turnarounds of a large public corporation in history**"(1) and led to over **750% share price appreciation** during his tenure	• Restructuring	• Public Board
 **Karl F. Kurz**	Former **COO, Anadarko Petroleum**	• Helped lead **major transformation at a large independent E&P**: top-tier exploration capability, capital discipline and operational focus • Managed Anadarko's **onshore unconventionals** as SVP of US Onshore • Led midstream and marketing operations as VP of Marketing	• Restructuring • Conventional E&P • Midstream	• Unconventional E&P • Public Board
 **David McManus**	Former **EVP, Pioneer Natural Resources** Former **EVP at BG**, Former **President of ARCO Europe**	• Oversaw **value accretive divestiture** of Pioneer's international portfolio • Presented substantial divestiture program to board and **executed** • Evaluated both IPO in London and outright sale - **pursued value maximizing path**	• Restructuring • Conventional E&P	• Public Board
 **Marshall D. (Mark) Smith**	Current **SVP & CFO, Ultra Petroleum**	• Manages **lowest-cost operator** in resource play environment • Monetized midstream assets via accretive REIT deal while **maintaining strategic control** • Direct experience dealing with high-cost operator in resource play JV	• Conventional E&P • Midstream	• Unconventional E&P

[35]

1. Salomon Smith Barney 4/13/1999

History of Persistent Governance Failures at Hess
Calls Into Question Board's Ability to Nominate New Directors

Failures under John Hess's tenure:

- **Director tenure**
  - 17 year average tenure of non-management directors at retirement
- **Oil & Gas operating experience**
  - Never even one independent director with oil & gas operating experience
- **Least independence**
  - Consistently 3 joint-executors of Hess estate served as directors
  - Continually interlocking director and management relationships
- **Management directors**
  - Never fewer than 3 directors that are management members at any one time

Current board continues the trend..

Name	Age (1)	Tenure (1)	Total Return Over Tenure(2)	Oil & Gas Operating Experience	Background
John Hess	58	**35 / 17**	**(460%)**	Hess Management	Hess Chairman & CEO
Thomas H. Kean	77	**23**	**(1,022%)**	**None**	Government; **Joint executor Hess estate; Director & Sec. of Hess Charitable Trust**
Edith Holiday	61	**20**	**(589%)**	**None**	Government; Worked directly for Nicholas Brady in Senate and Treasury;
Nicholas F. Brady	82	**19**	**(550%)**	**None**	Government/Finance; **Joint executor Hess estate; invests for Hess Charitable Trust**
Robert Wilson	72	**17**	**(335%)**	**None**	Healthcare; Johnson-Hess family connection
Frank A. Olson	80	**15**	**(396%)**	**None**	Auto Rental
Craig Matthews	69	**11**	**(153%)**	**None**	Electricity
Ernst von Metzsch	73	**10**	**(44%)**	**None**	Finance
Risa Lavizzo-Mourey	58	**9**	**(68%)**	**None**	Non-profit; Johnson-Hess family connection
F. Borden Walker	59	**9**	**(68%)**	Hess Management	Hess EVP & President, Marketing and Refining
John Mullin III	71	6	**(56%)**	**None**	Finance; **Joint executor of Hess estate**
Samuel Bodman	74	4	**(47%)**	**None**	Government/Chemicals
Gregory P. Hill	52	4	**(47%)**	Hess Management	Hess EVP & President, Worldwide Exploration and Production
Samuel A. Nunn Jr.	74	6mo	NA	**None**	Government; Chairman CSIS **of which John Hess is a Trustee**

Sources: Company Filings, Bloomberg

1. Age and tenure calculated as of date of 2013 annual general meeting; Tenure for John Hess shows both as director and as CEO, respectively
2. Revised Proxy Peers: Anadarko, Apache, EOG, Chevron, ConocoPhillips, Exxon, Marathon, Murphy, Noble, Occidental. Underperformance calculated from 1st day of the year following appointed to the board through 11/28/12, date before which Elliott began to purchase a substantial amount of stock. John Hess calculated from the year he was appointed CEO

[36]

History of Compensating for Underperformance Needs to Change
Elliott Compensation Aligned with Long-Term Shareholder Interest

HESS

Non-Management Directors	Tenure (1)	Return Over Tenure(2)	Cumulative Compensation Over Tenure(3)
Thomas H. Kean	23	(1,022%)	$5.4 million
Edith Holiday	20	(589%)	$4.0 million
Nicholas F. Brady	19	(550%)	$4.6 million
Robert Wilson	17	(335%)	$3.7 million
Frank A. Olson	15	(396%)	$3.5 million
Craig Matthews	11	(153%)	$2.7 million
Ernst von Metzsch	10	(44%)	$2.5 million
Risa Lavizzo-Mourey	9	(68%)	$2.4 million
John Mullin III	6	(56%)	$1.8 million
Samuel Bodman	4	(47%)	$1.1 million
Total			**$31.7 million**

- **Hess has paid current directors more than $30 million** over their tenure while delivering stockholders material underperformance
- **Hess has purposefully mislead shareholders with false descriptions** of nominees "tethered to an unusual compensation scheme"
- **Elliott nominees would not be compensated for underperformance**:
  - Elliott nominees receive $30,000 for each 1% of outperformance versus Hess's proxy peers at the end of a 3 year period
    - As an example, if at the end of a director's three year term, Hess has outperformed peers by 10% then the director would receive $300,000
  - Rewards nominees if they deliver the outperformance they achieved at: **Anadarko**, **Pioneer**, and **American Express**
- **Hess should stop paying millions of dollars to directors that have delivered terrible performance**
  - Hess's has been a 17 year meal ticket at shareholders' expense

John Hess was paid a cumulative $190 million(3,4) over his tenure, despite underperforming peers by (460)%(2)

Hess management was paid $32 million in 2012 despite underperforming peers by (10)%(2), dramatic cost overruns, operational failures and continued destruction of shareholder capital

Sources: Company Filings, Bloomberg
1. Age and tenure calculated as of date of 2013 annual general meeting; Tenure for John Hess shows both as director and as CEO, respectively
2. Revised Proxy Peers: Anadarko, Apache, EOG, Chevron, ConocoPhillips, Exxon, Marathon, Murphy, Noble, Occidental. Underperformance calculated from 1st day of the year following appointed to the board through 11/28/12, date before which Elliott began to purchase a substantial amount of stock. John Hess calculated from the year he was appointed CEO
3. Adjusted for inflation using Bloomberg Urban CPI; Without taking into account inflation compensation totaled $26 million
4. Without taking into account inflation, John Hess was paid a cumulative $165 million

[37]

Shareholder Nominees Have the Relevant Oil & Gas Operating and Restructuring Experience Needed at Hess

HESS

Shareholder Nominees | **Management Nominees**

Senior Management Upstream Oil & Gas Operating Experience

Shareholder Nominees:



No 20%
Yes 80%

Management Nominees:



Yes 40%
No 60%

Which nominees are better suited for a pure-play E&P company?

Restructuring Experience

Shareholder Nominees:



No 20%
Yes 80%

Management Nominees:



Yes 40%
No 60%

Which nominees are better suited for a corporate transformation?

Public Board Experience

Shareholder Nominees:



No 20%
Yes 80%

Management Nominees:



Yes 40%
No 60%

Which nominees are more likely to positively impact governance?

	Shareholder Nominees	Management Nominees
Senior Mgmt Conventional E&P Experience	4 Directors	2 Directors
Senior Mgmt Unconventional E&P Experience	2 Directors	1* Director
Midstream Experience	3 Directors	0 Directors

Which nominees will have the ability to ask the right questions?

[38]

* Unconventional experience includes Kevin Meyers for 1½ years in his role as SVP ConocoPhillips Americas

Senior Management Oil & Gas Upstream Operating Experience does not include Mark Williams as his primary executive experience was overseeing Shell downstream division

Shareholder Nominees Have Unparalleled Operating Experience

Shareholder Nominees		Management Nominees	
Rodney Chase	▪ Former Deputy Group Chief Executive, BP ▪ Former Chairman/CEO of BP America, CEO of Marketing & Refining, CEO of E&P	▪ Former COO, TNK-BP joint venture	William Schrader
Harvey Golub	▪ Former Chairman & CEO, American Express ▪ Former Non-Executive Chairman, AIG	▪ Former Vice Chairman of GE ▪ President and CEO of GE Energy	John Krenicki Jr.
Karl Kurz	▪ Former COO, Anadarko Petroleum	▪ Former SVP of E&P for the Americas, ConocoPhillips	Dr. Kevin Meyers
David McManus	▪ Former EVP, Pioneer Natural Resources ▪ Former EVP at BG, Former President of ARCO Europe	▪ Downstream Director, Royal Dutch Shell	Dr. Mark Williams
Mark Smith	▪ Current SVP & CFO, Ultra Petroleum	▪ Former EVP and CFO, CBS Corporation	Fredric Reynolds

[39]

[ 40 ] Shareholder Nominees Do Not Rubber Stamp Plans “These independent directors agreed to join our board, because they believe in our outstanding plan, and they recognize that our plan is the right plan for all of our shareholders.” “We have had this strategic transformation, as my remarks noted, underway, really going backsince I became ChairmanIn fact, Elliott got on the train after it really left the stationThis is a culmination of a multi year strategy” John Hess, March 4th 2013 Shareholder Nominees: Independent “While this letter presents Elliott’s perspectives, Shareholder Nominees will form their own, independent views on the Company, its assets, and its strategy. These five accomplished individuals bring deep knowledge and experience in areas that are severely lacking in the existing board.” Elliott Letter to Shareholders, January 29th 2013 Management Nominees: Rubber Stamp?

[ 41 ] Why Didn’t Hess Let Shareholders Decide on the 6th Director? Shareholders have been asking to vote on directors annually for over 5 years Management Nominee John Quigley Former CEO, Deloitte % of Total Shares Voted for Declassification(1) In 3 separate votes, 90+% of outside shareholders voted to declassify the Hess board “The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis.” ISS Proxy Advisory Services(2) Upstream Oil & Gas Operating Experience Restructuring Experience None None 0% 20% 40% 60% 80% 100% 2007 2008 2012

Here's A Thought: Let Management Nominees Replace Remaining Directors

HESS

Hess's "World Class Leaders"[1]

- William Schrader
- John Krenicki Jr.
- Dr. Kevin Meyers
- Dr. Mark Williams
- Frederic Reynolds
- John Quigley

"No Sacred Cows"[2]

Name	Age [3]	Return Over Tenure[4]	Tenure [3]	Background
John Hess	58	**(460%)**	**35 / 17**	Hess Chairman & CEO
Edith Holiday	61	**(589%)**	**20**	Government; Worked directly for Nicholas Brady in Senate and Treasury;
Robert Wilson	72	**(335%)**	**17**	Healthcare; Johnson-Hess family connection
Craig Matthews	69	**(153%)**	**11**	Electricity
Ernst von Metzsch	73	**(44%)**	**10**	Finance
Risa Lavizzo-Mourey	58	**(68%)**	**9**	Non-profit; Johnson-Hess family connection
John Mullin III	71	**(56%)**	6	Finance; **Joint executor of Hess estate**
Samuel Bodman	74	**(47%)**	4	Government/Chemicals
Gregory P. Hill	52	**(47%)**	4	Hess EVP & President, Worldwide Exploration and Production

Average Tenure[3]	**14 years**
Upstream Oil & Gas Operating Experience	**None**
Restructuring Experience	**None**

Lead "Independent" Director AND Joint Executor of Hess Estate

Sources: Company Filings, Bloomberg
1. John Hess describing management nominees on business update call, March 4, 2013
2. John Hess referring to board of directors on 4Q 2012 Earnings call
3. Tenure calculated as of date of 2013 annual general meeting; Tenure for John Hess shows both as director and as CEO, respectively
4. Tenure excluding John Hess is 11 years

[42]

All Directors Could Have Been Accountable, But for 37mm Shares…

HESS

How did John Hess vote in 2008?

- De-staggering the Hess board requires 80% of outstanding (not just voting) shares
- **In 2007**, Shareholders' backed de-staggering the Hess board with **over 97% of outside voters electing to de-stagger**[1]
- **In 2008**, the Hess board recommended FOR de-staggering the board (had they not, they may have had governance agencies recommend withholds on all of their nominees).
  - 245.7mm shares voted to de-stagger
    - 76% of outstanding shares
    - 87% of voting shares
  - 1.8mm shares abstained
  - **37.1 mm shares voted against declassification (John Hess controlled 36.6mm shares)**

% of Total Shares Voted for Declassification[1]



2012
2008
2007
0%
20%
40%
60%
80%
100%

How will John Hess vote this year?

- **In 2012**, Shareholders again backed de-staggering the board with **over 94% of outside voters electing to de-stagger**[1]
- **Now,** the Hess board again has recommended FOR de-staggering the board
- **Yet**, at the same time the board opposes a shareholder proposal to remove the 80% voting requirement that prevented de-staggering the board **three times before**

Did John Hess vote against the recommendation of his own board of which he is Chairman?

How will he vote this year?

[43]

Sources: Company Filings, Factset, ISS Voting Analytics

1. Hess estate is assumed to have voted against declassification and is excluded from calculation

[ 44 ] Refusing to accept Shareholders’ exceptional Nominees? Proposing nominees that have less oil & gas operating experience and less restructuring experience than Shareholder Nominees? Selecting nominees that Rubber Stamp management’s plan without evaluating alternatives? Naming John Mullin III, joint-executor of the Hess estate, the new lead “independent” director? Appointing John Quigley as a 6th director instead of letting shareholders decide? Why is Hess Hess Does Not Want to be Accountable to Shareholders

Manageable Enterprises Accountable to Shareholders Great Stewards of Capital Elliott’s Recommendations for Change [ 45 ]

Anadarko, 4Q2008 Earnings call “One thing that we are committed to do as an executive team is make sure we can meet our forecasts and deliver on our promises”(1) Karl Kurz, Shareholder Nominee February 2009(1) [ 46 ]

1 Create Hess Resource Co. via Tax-free Spinoff

HESS

Instead of an opaque, unmanageable conglomerate

Unconventional
- 725,000 net acres in the Bakken
- 177,000 net acres in the Utica Shale
- 45,000 net acres in the Eagle Ford

Global Offshore and Other Conventional
- Long-life, oil-weighted reserves in "crown jewel" assets including Shenzi (GOM), Valhall (Norway), Ceiba & Okume (Equatorial Guinea)
- Favorable gas assets in Southeast Asia including JDA & Natuna Sea Block

Midstream
- Valuable Bakken infrastructure including Tioga gas plant and Bakken rail terminal

Downstream & No-Stream
- Miscellaneous businesses - many with capital tied up at low rates of return

Unlock great companies that will be accountable to shareholders

Create Hess Resource Co.
Bakken, Eagle Ford and Utica with dropdown of midstream assets
TEV = $13.0 to $14.4 billion(1)

Create Hess International
Focus remaining conventional portfolio on core areas of competitive advantage through divestiture of non-core assets
TEV = $21.4 to $30.2 billion(1)

Monetize resource play infrastructure
TEV = $2.0 to $2.5 billion(1)

Divest downstream assets
TEV = $3.1 to $3.5 billion(1)

Hess's March promises *(if delivered)* affect less than 10% of potential share uplift (1) over another 2 year period

Share Price = $95.70 to $128.46(1)
TEV = $39 to $50 billion(1)

[47]

Source: Company filings
1. Elliott estimates; Per share values calculated net of debt, cash pro forma for announced/completed transactions (Azerbaijan & UK assets), pension, tax attributes, interest tax shield

Valuation of Hess Resource Co.(6) Equal to CLR on absolute basis Equal to CLR on per acre basis Discount to CLR on per acre basis [ 48 ] Create Premier US Resource Play Focused Company 1 Flagship Play Other Assets % Oil / % Liquid Production(2) Hess Resource Co. Bakken Utica/Eagle Ford 85% / 85%(3) Pioneer Permian Eagle Ford 41% / 60% Continental Bakken SCOOP 72% / NA Range Resources Marcellus Miss Lime 7% / 22% Cabot Marcellus Eagle Ford NA / 5% Hess Resource Co. would be premier resource play focused company: Premier position in Bakken Promising position in Utica W.D. Von Gonten analysis of Hess acreage(1) Hess and Continental Williston acreage very comparable on absolute basis Hess has higher per acre value Extremely large percentage of Hess acreage in core Bakken and Three Forks Goldman Sachs’ Calculation of Hess Bakken via Continental(4) + $1.5 bn average sell-side estimate for Utica & Eagle Ford(5) Goldman uses Continental as a Proxy for Hess Bakken $19.2bn $14.4bn $13.0bn $10 $12 $14 $16 $18 $20 GS Continental Elliott Elliott Implied High Low $billions HES CLR Total Company Value: Market Cap ($mm) $23,726 $16,918 Net Debt ($mm) 7,469 3,504 Enterprise Value ($mm) $31,195 $20,422 Non-Bakken Valuation: 2012 Proved Reserves(mmBOE) 785 Bakken Proved Reserves (mmBOE) 564 Proved Reserves ex-Bakken (mmBOE) 221 Value of non-Bakken ($/BOE) $12.50 Value of non-Bakken ($mm) $2,764 Bakken value ($mm) $17,658 $17,658

1 Standalone Hess Resource Co. Could Easily Fund Itself in the Capital Markets

HESS

Management either has not done its homework or does not understand the credit markets

- Numerous examples of US resource focused companies with negative free cash flow
  - All able to fund themselves in the public markets and all trade at premium multiples to Hess
  - Continental has had negative free cash flow for the past 5 years yet has:
    - $2.9bn of public debt trading at an average yield under 3.5%
    - Enterprise value of over $20bn and trades at ~11.3x EBITDA

	Company[1]	Market Cap	EV / LTM EBITDAX[2,3]	Net Debt / LTM EBITDAX[3]	2013 FCF as % of Market Cap	Weighted Avg. Yield[4]
Bakken Operators	Continental	$16.9bn	11.3x	2.1x	(7)%	3.3%
	Halcon	$2.6bn	12.6x	5.7x	(24)%	7.2%
	Kodiak	$2.5bn	11.7x	3.8x	(6)%	4.6%
	Oasis	$3.6bn	9.1x	2.0x	(10)%	4.7%
	SM Energy	$3.9bn	5.2x	1.4x	(9)%	4.8%
Best-in-Class Resource Pure plays	Pioneer	$17.1bn	9.1x	1.1x	(4)%	2.8%
	Cabot	$13.6bn	18.5x	1.3x	1%	N/A
	Range	$12.8bn	18.1x	3.3x	(3)%	4.1%
	Hess Resource Co.	**$13.0bn to $14.4bn**	**10.0x to 11.1x[5]**		**(2)% / (3)%[6]**	

"..**there will be times when CLR may outspend its internally generated cash flow.** However, so long as it is earning the returns on investment in the incremental barrel produced by these borrowings… **this should be of minor concern.**

\- Moody's March 2012[7]

Sources: Bloomberg, CapIQ
1. All values as of 3/6/13
2. Adjusted for public equity and debt issuances post12/31/12 if applicable
3. Pro forma adjustments made for additional amounts borrowed on revolving facilities if applicable
4. Average of yield to worst based on ask price for each bond
5. Elliott estimates: LTM EBITDAX calculated using Hess Bakken production, average of OAS, KOG and NOG EBITDAX pre-G&A per quarter and Hess US E&P G&A/BOE plus allocation of corporate overhead; excludes Utica and Eagle Ford
6. Elliott estimates: (2)% excludes Utica; (5)% includes Utica; Both numbers calculated off Elliott low case of $13.0bn
7. Moody's Continental Credit Opinion, March 6, 2012

[49]

Resource Co. Would Be One of the Best Funded US Unconventional Pure Plays Management guidance for 2013; thereafter Elliott estimates based on Continental 600 EUR type curve; Rig program based on achieving management guidance of 120MBOE/D by mid-decade Elliott estimate based on average of OAS, KOG and NOG 4Q EBITDA before G&A per BOE; less allocation of Hess E&P G&A and corporate overhead; OAS, KOG and NOG do not control midstream infrastructure; therefore there is no meaningful double counting in value of MLP spinoff Elliott estimates: Capex is management guidance for 2013; thereafter Elliott estimates for rig program using a well capex of $8.2m; $8.2m well capex is Continental’s estimate for their well cost by YE2013 Assume 75% of well capex is intangible with 100% IDC; tangible capex depreciated at MACRs 7; 35% tax rate on taxable income Valuation assumes 50% of Elliott low case midstream valuation 2x LTM EBITDA Given ability to raise capital via debt markets or raise proceeds from infrastructure, Hess Resource Co. has ample cash to standalone 1 [ 50 ] Per management production guidance: Bakken should be cash flow breakeven YE2014 This does not include the substantial cash generated by midstream assets $3+ billion of excess cash can be used to Fund Utica development Cash flow gap due to high-return investments initiated by a credible operator does not limit debt capacity or financial flexibility Bakken Free Cash Flow & Sources of Cash (6) (5) (1) (2) (3) (4) Bakken Standalone Unit 2013 2014 2015 2016 2017 Bakken Production MBOE/D 68 87 105 120 131 Bakken EBITDA $mm $1,432 $1,853 $2,218 $2,537 $2,780 Well Capex $mm (1,700) (1,918) (2,141) (2,148) (2,141) Cash Taxes $mm - - - - (111) Free Cash Flow $mm ($268) ($64) $77 $389 $529 ($500) $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2013 2014 2015 2016 Sources of Cash Free Cash Flow ($mm) Free Cash Flow Monetization of 50% of Midstream Initial Debt Capacity

1 Value of Tax Savings from Deductions is Immaterial

HESS

Impact of Tax Shield from Bakken = $0.13 per share

Hess Bakken should become a taxpayer in 2017 per management production guidance

Tax Calculations

	Unit	2013	2014	2015	2016	2017
Bakken Production[1]	MBOE/D	68	87	105	120	131
Bakken EBITDA[2]	$mm	$1,432	$1,853	$2,218	$2,537	$2,780
Tax Depreciation Bakken[3]	$mm	(1,776)	(2,020)	(2,225)	(2,251)	(2,231)
Taxable Income	$mm	($345)	($167)	($7)	$286	$549
Cash Taxes	$mm	$0	$0	$0	$0	($111)

Bakken

- Bakken operations should become a taxpayer in 2017
  - NPV of shifting 4 years of declining deductions out to the years when Bakken is taxpayer is ~$0.13 / share
- Existing NOLs can remain at Hess International post-spinoff.[4] Tax analysis is limited to future deductions.
  - In the event the NOLs must travel with the Bakken, impact would be an additional ~$0.08 per share[5]
- Neither taxable income nor depreciation from Bakken midstream assets included (if funded appropriately in MLP market, assets would generate income tax not deductions)

Utica

- Tax analysis of the Utica is highly dependent on well type curve, liquid content and development ramp assumptions – which management has never disclosed
  - Using Utica peers' type curve estimates and a reasonable development program, the value of tax shield would be an additional $0.10 per share[6]
  - By the time development ramps in the Utica, the resulting tax deductions will be a useful tax shield for an income generating Bakken
- Does not include unnecessary infrastructure spend

1. Management guidance for 2013; thereafter Elliott estimates based on Continental 600 EUR type curve; Rig program based on achieving management guidance of 120MBOE/D by mid-decade
2. Elliott estimate based on average of OAS, KOG and NOG 4Q EBITDA before G&A per BOE; less allocation of Hess E&P G&A and corporate overhead; OAS, KOG and NOG do not control midstream infrastructure; therefore there is no meaningful double counting in value of MLP spinoff
3. Elliott estimates: Capital expenditures are management guidance for 2013; thereafter Elliott estimates for rig program using a well capex of $8.2m; $8.2m well capex is Continental's estimate for their well cost by YE2013; Assume 75% of well capex is intangible with 100% IDC; tangible capex depreciated at MACRs 7; Historical depreciation is calculated using 70% IDC
4. Elliott view based on counsel from tax and accounting advisors
5. Assumes $91 million of federal tax loss carry forwards are recognized immediately versus recognized in 2017+ from Bakken generated income
6. Assumes 75% of well capex is intangible with 100% IDC; tangible capex depreciated at MACRs 7

[51]

1 Like for Like, Hess Conglomerate Remains Higher Cost Bakken Operator

HESS

By 4Q 2012, Hess had switched to a Sliding Sleeve completion design[1]

4Q 2012 Drilling Costs[1]



$9.5
$9.0
$8.5
$8.0
$7.5
$7.0
$6.5
$6.0
+38%
+17%
WHITING
Sanish Only
WHITING
HESS

4Q 2012 Well Configuration[1,2]

	Whiting Sanish Only	Whiting	Hess
Frac Method	Sliding Sleeve	Sliding Sleeve	Sliding Sleeve
Proppant	100% Sand	Range of 100% to 70% sand, Remainder Ceramic	95+% Sand
Rigs	6	20	14
% Pad Drilling	100%	50%	~95%

When evaluated on an apples to apples basis (sliding sleeve to sliding sleeve), Hess well costs are 17% to 38% above Whiting

Continental, Oasis and Kodiak are predominately completing their wells using 1) a higher cost Plug & Perf design[3] and 2) substantially more high cost ceramic proppant.[3] They are not appropriate comparables for a well cost comparison.

Premier assets of Hess Resource Co. mismanaged by Hess Conglomerate

Sources: Public company filings, corporate presentations, earnings call transcripts and North Dakota Industrial Commission data
1. 4Q earnings transcripts and presentations
2. Data from North Dakota Industrial Commission
3. OAS: BAML Conference November 2012; KOG: BAML Conference November 2012; Data from North Dakota Industrial Commission

[52]

1 Hess Conglomerate Unable to Reap Full Potential of Bakken

HESS

NPV Impact from Reducing Bakken Rig Program[(1)]


$2.0
$1.5
$1.0
$0.5
$0.0
($0.5)
($1.0)
($1.5)
($2.0)
Impact on Hess NAV $ billions
12
14
16
18
20
22
Operated Rig Program
$2.5 billion

Bakken Operator	Production Growth[(2)]	
	2012	2013E
Continental	80%	38%
Oasis	110%	42%
Kodiak	267%	109%
Hess	87%	20%

Hess's inability to operate a rig program comparable to peers of its size results in $2.5 billion of forgone value…

…as evidenced by slower production growth

Vs.

What Best-in-Class Bakken Operators are doing:

Question: "And if you do come in below that target or budget, I mean do you think – would we expect to see you drill incremental wells for the same CapEx over the year, or just come out with a lower CapEx budget?"

Rick Bott, Continental President & COO: "…**our goal is to accelerate value.** We have a deep multi-decade inventory and **we want to bring as much of that value forward**. So, our plan would be to leverage those efficiencies and be able to drill additional wells…"[(3)]

1. Present value of additional or lessor rig held in perpetuity across 575,000 net acres, excluding acreage drilled through YE2012. Assumes 8 wells per spacing unit (4 Bakken, 4 TFS), $6.5 million NPV per well; 28 day spud to spud time (Hess 4Q); Pretax value at 10% discount rate
2. Production growth guidance for 2013 for Bakken or corporate if not disclosed
3. Continental Resources 4Q12 Earnings call

[53]

1 While Bakken Competitors Are Focused on Maximizing Asset Potential, Hess Conglomerate is Burdened by Yesterday's Issues

HESS

Company	Program	Description
Continental	Accelerating Lower Three Forks Exploration Program	• 20 wells to define the productivity of 2nd, 3rd and 4th benches of the Three Forks across 75x60 miles[1]
	High Density Pilot Appraisal Project	• 4 pilot density projects to test 320 and 160 acre spacing (14 and 28 wells per unit) [1]
Whiting	Hidden Bench Lower Bakken Silt Testing	• Testing additional target zone situated between Middle Bakken and Three Forks [2]
	High Density Pilot Appraisal Project	• Initiating higher density pilots in Sanish, Pronghorn, Hidden Bench and Missouri Breaks [2]
	Testing Additional Three Forks Zones	• Testing the 2nd bench of the Three Forks in the Cassandra and Tarpon areas[2]
Oasis	High Density Pilot Appraisal Project	• Launching infill pilots in 22 spacing units[3]
	Extensional Acreage Testing	• Testing Three Forks wells in North Cottonwood, Red Bank and extensional Montana acreage[3]
	Lower Three Forks Exploration Program	• Drilling 6 vertical wells into lower Three Forks benches in 1Q13 to determine areas for horizontal pilots in late 2013[3]
Kodiak	High Density Pilot Appraisal Project	• 2 pilot projects testing 12 wells per unit including 6 Middle Bakken wells and 6 Three Forks[4]
	Lower Three Forks Intervals Exploratory Testing	• Exploratory testing of the upper, middle and TF3 Three Forks intervals[4]

HESS

"We're doing a very small amount of appraisal work in the Three Forks…"

Greg Hill, January 2013[5]

Sources: Public company filings, corporate presentations and earnings call transcripts
1. Continental 4Q12 Earnings call
2. Whiting 4Q12 Earnings call and presentation
3. Oasis 4Q12 Earnings call
4. Kodiak 4Q12 Earnings call
5. Hess 4Q 2012 Earnings Call

[54]

Management Has Lost Sight of the Big Picture 1 [ 55 ] Why is Hess Constructing tax and funding excuses that are demonstrably false? Claiming they are a low cost operator in the Bakken when the reality is different? Talking down the value of their Bakken acreage rather than acknowledging they are unable to grow production as quickly as their peers without cost overruns? Resisting creating one of the premier US resource pure plays, an action that would create tremendous returns for their shareholders? Hess Does Not Want to be Accountable to Shareholders (1) (1) (2) (3) (4) ($9) ($8) ($7) ($6) ($5) ($4) ($3) ($2) ($1) $0 $1 Tax Tax including Utica Well Cost Overruns Reduced Rig Program Multiple Discount Impact on Hess NAV $ billions

2 Create Hess International

HESS

Instead of an opaque, unmanageable conglomerate

Unconventional
- 725,000 net acres in the Bakken
- 177,000 net acres in the Utica Shale
- 45,000 net acres in the Eagle Ford

Global Offshore and Other Conventional
- Long-life, oil-weighted reserves in "crown jewel" assets including Shenzi (GOM), Valhall (Norway), Ceiba & Okume (Equatorial Guinea)
- Favorable gas assets in Southeast Asia including JDA & Natuna Sea Block

Midstream
- Valuable Bakken infrastructure including Tioga gas plant and Bakken rail terminal

Downstream & No-Stream
- Miscellaneous businesses - many with capital tied up at low rates of return

Unlock great companies that will be accountable to shareholders

Create Hess Resource Co.
Bakken, Eagle Ford and Utica with dropdown of midstream assets
TEV = \$13.0 to \$14.4 billion[1]

Create Hess International
Focus remaining conventional portfolio on core areas of competitive advantage through divestiture of non-core assets
TEV = \$21.4 to \$30.2 billion[1]

Monetize resource play infrastructure
TEV = \$2.0 to \$2.5 billion[1]

Divest downstream assets
TEV = \$3.1 to \$3.5 billion[1]

Hess's March promises *(if delivered)* affect less than 10% of potential share uplift [1] over another 2 year period

Share Price = \$95.70 to \$128.46[1]
TEV = \$39 to \$50 billion[1]

[56]

Source: Company filings
1. Elliott estimates; Per share values calculated net of debt, cash pro forma for announced/completed transactions (Azerbaijan & UK assets), pension, tax attributes, interest tax shield

Exploration failures, high hedging costs, and opacity around capital intensity has resulted in severe undervaluation of assets Poor disclosure causes less than 25% of wall street analysts to build asset by asset NAVs for Hess Recent transactions at a premium to Wood Mackenzie(1) and Rystad(2) values: Create High Cash Flow, Oil-Linked Conventional Portfolio: Hess International Sources: Wood Mackenzie, Sell-side reports, Rystad UCube Recent significant oil-heavy transactions Source: Wood Mackenzie Rystad UCube Sell-side analysts who build asset by asset NAV; includes Citigroup, Credit Suisse, Deutsche Bank, Morgan Stanley and Capital One Southcoast; Low is calculated as the minimum analyst value for each asset, Average is calculated as the average analyst value for each asset, High is calculated as the maximum value for each asset JP Morgan February 4, 2013 [ 57 ] Long lived oil assets producing substantial cash flow Wood Mackenzie and Rystad both project Hess International would average ~$2.8 billion of free cash flow per year before exploration for the next decade(2,3) “We note that strategic initiatives suggested by Elliott are not necessarily leveraging or detrimental to credit quality. As such, we believe the company could carry out these steps while maintaining an investment grade rating.” - J.P. Morgan Credit Research, February 2013(5) Wood Mackenzie ZERO value for Ghana or Australia Asset by Asset NAV Valuations(4) (2) Rystad includes higher value for development potential 2 Great Assets Undervalued in Conglomerate Portfolio Strong Cash Flow; Investment Grade Rating (3) Transaction(1) Premium / (Discount) to: Wood Mackenzie(2) Rystad (3) Hess sale of Azerbaijan to ONGC 9% 50% Nexen sale to CNOOC 2% 32% Freeport acquires Plains E&P 26% 9% BP Deepwater GOM sale to Plains E&P 27% 13% El Paso E&P sale to private equity 11% 6% $0 $10 $20 $30 $40 Low Sell - Side Elliott Low: Wood Mackenzie Average Sell - Side Elliott High: Rystad High Sell - Side $billions

Market Valuation Today Implies Little to No Value for Assets Worth $20 to $30bn [ 58 ] Hess Enterprise Value (March 8, 2013)(3) Pro forma for 1Q13 asset sales $28.7bn less Hess Resource Co. $13.0bn $14.4bn $19.2bn less Midstream $2.0bn $2.5bn $2.7bn less Downstream $3.1bn $3.5bn $4.0bn Residual Value of International $10.7bn $8.3bn $2.8bn Implied EBITDAX Multiple(4) 1.9x 1.5x 0.5x A board focused on shareholder returns would not allow undervaluation of this magnitude to persist Hess International could divest assets to buyback stock or could divest assets to high-grade portfolio (similar to the transformation Karl Kurz helped deliver at Anadarko) High Elliott Valuation CLR Implied Bakken(2) Elliott Low Valuation of Other Hess Assets Elliott High Valuation of Other Hess Assets CLR Implied Bakken Valuation(2) International Valuation: Elliott Low $26.23 $33.22 $49.42 International Valuation: Elliott High $52.00 $58.99 $75.18 International Valuation: Average Sell-Side(1) $35.70 $42.69 $58.89 International Valuation: Peer Multiple(5) $37.82 $44.81 $61.01 Asset by Asset NAV Valuations(1) (6) Upside Based On Low Rystad includes higher value for development potential Wood Mackenzie ZERO value for Ghana or Australia Peer multiple = 4.2x(5) 5yr production CAGR(6): Peer 2.5%; Hess Int’l Pro Forma 2% EBITDAX multiple of ~1.5x to (0.2)x if pro forma for sale of Russia, Indonesia, Thailand assets as implied by potential share repurchase (7) 2 NAV-Based Value of International Shows Significant Upside to Current Stock Price Market Implied Value of International (6) $0 $10 $20 $30 $40 Low Sell - Side Elliott Low: Wood Mackenzie Average Sell - Side Elliott High: Rystad High Sell - Side $billions

No Demonstrated Synergies Between Unconventional and Global Offshore Hess’s “Delivering Shareholder Value” presentation March 4, 2013 2 If Hess is “realizing synergies from the transfer of technical skills and operating capabilities globally”(1) then Why is Hess a less efficient operator in unconventional plays than independents without global offshore assets? Continental Pioneer EOG Why has Hess had significantly less exploration success than exploration focused independents without unconventional assets? Tullow Kosmos Cobalt [ 59 ]

Claiming financing and financial flexibility concerns that are clearly false? Alleging synergies that obviously don’t exist? Talking down the value of its international assets? Avoiding real action when its stock price reflects substantial discount to NAV? Why is Hess [ 60 ] Hess Does Not Want to be Accountable to Shareholders

3 Monetize Midstream and Divest Downstream

HESS

Instead of an opaque, unmanageable conglomerate

Unconventional
- 725,000 net acres in the Bakken
- 177,000 net acres in the Utica Shale
- 45,000 net acres in the Eagle Ford

Global Offshore and Other Conventional
- Long-life, oil-weighted reserves in "crown jewel" assets including Shenzi (GOM), Valhall (Norway), Ceiba & Okume (Equatorial Guinea)
- Favorable gas assets in Southeast Asia including JDA & Natuna Sea Block

Midstream
- Valuable Bakken infrastructure including Tioga gas plant and Bakken rail terminal

Downstream & No-Stream
- Miscellaneous businesses - many with capital tied up at low rates of return

Unlock great companies that will be accountable to shareholders

Create Hess Resource Co.
Bakken, Eagle Ford and Utica with dropdown of midstream assets
TEV = $13.0 to $14.4 billion(1)

Create Hess International
Focus remaining conventional portfolio on core areas of competitive advantage through divestiture of non-core assets
TEV = $21.4 to $30.2 billion(1)

Monetize resource play infrastructure
TEV = $2.0 to $2.5 billion(1)

Divest downstream assets
TEV = $3.1 to $3.5 billion(1)

Hess's March promises *(if delivered)* affect less than 10% of potential share uplift (1) over another 2 year period

Share Price = $95.70 to $128.46(1)
TEV = $39 to $50 billion(1)

[61]

Source: Company filings
1. Elliott estimates: Per share values calculated net of debt, cash pro forma for announced/completed transactions (Azerbaijan & UK assets), pension, tax attributes, interest tax shield

MLP: Shareholders Do Not Need to Wait Until 2015 [ 62 ] 3 First Hess would never MLP them MLP markets are open to assets that are still being built out and allow companies to maintain control Now Hess wants shareholders to wait until 2015 “the strategic infrastructure we have in North Dakota, having control of that adds a lot of value the Tioga Gas Plantthat’s not something we would be interested in MLPing.” John Hess, November 2012(1) “we need some historical performance there of cash flow, of the EBITDA, from these midstream assets, and as we get that I expect the timing of the monetization is 2015.” John Rielly, March 2013(2) IPO Multiples Value Future Growth(3) MLPs Acquire Growing Assets for Full Value(4) Karl Kurz and Mark Smith (Shareholder Nominees) carried out tax efficient monetizations of midstream infrastructure while retaining strategic control Hess has clearly not examined MLP potential Hess has sufficient assets to access MLP capital to build out assets today Shareholder capital should not be tied up only to be inefficiently monetized later 160% NTM Expansion Capex / LTM EBITDA 39% EBITDA Growth 46% Growth Capex as % of Transaction Value (5) 28x 8x 5x 10x 15x 20x 25x 30x Run - rate Multiple 24 to 36 Month Forward Multiple at Acquisition at Acquisition 14x 11x 8x 10x 12x 14x 16x Trailing Multiple Forward Multiple at IPO at IPO

Best-In-Class Operator Created Substantial Value from Midstream MLPs Years Ago Anadarko has created $6.7 billion of value for shareholders through midstream monetization(1) Anadarko completed an initial public offering of Western Gas Partners LP (WES) in 2008 with assets generating $79 mm in EBITDA and with a gross cost basis of $484 mm—less than Hess today In December 2012, APC completed the IPO of Western Gas Equity Partners LP (WGP), the entity that holds APC’s LP and GP interests and incentive distribution rights in WES Anadarko achieved this value creation while maintaining control of the MLP and its assets through its GP ownership Assets Contributed or Sold to MLP Value in APC Value Received Through MLP Total Value Initial WES Asset Contribution (2) $0.4 billion APC Ownership in WGP (4) $6.6 billion Drop Down Transactions (3) $1.3 billion Cash and Loans from Drop Downs (5) $1.6 billion IPO Proceeds (6) $0.3 billion Total Contributed Assets $1.7 billion Total Value Received $8.4 billion Total Value Created Through MLP $6.7 billion “And we think that will be a very good economic roundtrip of invested capital on the part of APC into the MLP, and then reinvest that capital again. It really, for us, mid-stream delivers our upstream story. We're not trying to develop a separate midstream line of business that has a lot of third party work that will go into it, but rather it will be something that supplements what we would otherwise be doing for ourselves on balance sheet, by having a different access to capital and a different way to recognize the value of those assets in the market place.” - Al Walker, Current CEO, Former SVP & CFO Anadarko (November 8, 2007) (7) 3 [ 63 ]

Divesting Downstream Distractions—Long Overdue But Only $2 Out of $27 Billion that Could Be Achieved for Shareholders Out of everything that could be achieved, this is all that management and its hand-picked nominees are willing to do Elliott estimates; Potential uplift calculated as Elliott valuations less current market embedded values, as of 11/28/12; 3 [ 64 ] Potential Uplift to Current Enterprise Value(1) What is the timing of the downstream divestitures? How are the businesses going to be monetized? Will Hess divest the 2 New Jersey power plants? Will Hess divest Nuvera, its fuel cell technology investment? What about the LNG partnerships? Will Hess halt its proprietary trading in addition to simply exiting HETCO? Outstanding Questions: $2 bn $16 bn $27 bn $0 $5 $10 $15 $20 $25 $30 Hess Elliott Elliott Reaction Low High $billions

Constructing false arguments about how to best finance and build infrastructure? Avoiding MLP monetization timelines or commitments? Announcing incremental change in an attempt to preserve status quo? Why is Hess Hess Does Not Want to be Accountable to Shareholders [ 65 ]

IV. Conclusion

Why is Hess Hess Does Not Want to be Accountable to Shareholders [ 67 ]

Lack of Accountability: A Vicious Cycle Lack of Accountability [ 68 ]

Truly Independent and Highly Qualified Directors Will Restore Accountability and Deliver Returns to Shareholders

HESS

Underperformance of this magnitude and duration demands substantial change

	Hess Over (Under) Performance[1]					
	John Hess Tenure 17 Years	5-Year	4-Year	3-Year	2-Year	1-Year
Proxy Peers (Under) / Over Performance	(333)%	(31)%	(43)%	(29)%	(40)%	(17)%
Revised Proxy Peers (Under) / Over Performance	(460)%	(45)%	(63)%	(44)%	(47)%	(20)%

Shareholder Nominees have the experience, independence and relevant expertise to deliver not just promise

Name	Credentials	Relevance for Hess
Rodney Chase	Former Deputy Group Chief Executive, BP Former Chairman/CEO of BP America, CEO of Marketing & Refining, CEO of E&P	• Direct experience managing every major business at global integrated energy company
Harvey Golub	Former Chairman & CEO, American Express Former Non-Executive Chairman, AIG	• Mr. Golub's refocusing of American Express in the 1990s has been called "one of the most impressive turnarounds of a large public corporation in history"[2] and led to over 750% share price appreciation during his tenure
Karl Kurz	Former COO, Anadarko Petroleum	• Helped lead major transformation at a large independent E&P: building a top-tier exploration capability, instilling capital discipline and improving operational focus • Managed Anadarko's onshore resource play development as SVP of US Onshore • Led midstream and marketing operations as VP of Marketing
David McManus	Former EVP, Pioneer Natural Resources Former EVP at BG, President of ARCO Europe	• Oversaw value accretive divestiture of Pioneer's international portfolio • Presented substantial divestiture program to board and executed • Evaluated both IPO in London and outright sale - pursued value maximizing path
Mark Smith	Current SVP & CFO, Ultra Petroleum	• Manages lowest-cost operator in resource play environment • Monetized midstream assets via accretive REIT deal while maintaining strategic control • Direct experience dealing with high-cost operator in resource play joint-venture

Source: Company Filings
1. As of 11/28/12, date before which Elliott began to purchase a substantial amount of Hess stock. Proxy Peers: Anadarko, Apache, BP, Chevron, ConocoPhillips, Devon, EOG, Exxon, Marathon, Murphy, Occidental, Shell, Statoil, Talisman and Total. Revised proxy peers: Anadarko, Apache, EOG, Chevron, ConocoPhillips, Exxon, Marathon, Murphy, Noble, Occidental.
2. Salomon Smith Barney 4/13/1999

[69]

www.ReassessHess.com For Additional Information Contacts & Additional Information Investors Bruce H. Goldfarb / Pat McHugh / Geoff Sorbello Okapi Partners LLC Tel: +1-212-297-0720 info@okapipartners.com Press John Hartz Tel: +1-212-446-1872 Tel 2: +1-718-926-3503 jhartz@sloanepr.com [ 70 ]